Share-Based Payment	12 Months Ended
Dec. 31, 2014
Share-Based Payment
Share-Based Payment

NOTE 13. SHARE-BASED PAYMENTS

Under our various plans, senior and other management employees and nonemployee directors have received nonvested stock and stock units. We grant performance stock units, which are nonvested stock units, based upon our stock price at the date of grant and award them in the form of AT&T common stock and cash at the end of a three-year period, subject to the achievement of certain performance goals. We treat the cash portion of these awards as a liability. We grant forfeitable restricted stock and stock units, which are valued at the market price of our common stock at the date of grant and vest typically over a two- to seven-year period. We also grant other nonvested stock units and award them in cash at the end of a three-year period, subject to the achievement of certain market based conditions. As of December 31, 2014, we were authorized to issue up to approximately 117 million shares of common stock (in addition to shares that may be issued upon exercise of outstanding options or upon vesting of performance stock units or other nonvested stock units) to officers, employees and directors pursuant to these various plans.

We account for our share-based payment arrangements based on the fair value of the awards on their respective grant date, which may affect our ability to fully realize the value shown on our consolidated balance sheets of deferred tax assets associated with compensation expense. We record a valuation allowance when our future taxable income is not expected to be sufficient to recover the asset. Accordingly, there can be no assurance that the current stock price of our common shares will rise to levels sufficient to realize the entire tax benefit currently reflected on our consolidated balance sheets. However, to the extent we generate excess tax benefits (i.e., that additional tax benefits in excess of the deferred taxes associated with compensation expense previously recognized) the potential future impact on income would be reduced.

The compensation cost recognized for those plans was included in operating expenses in our consolidated statements of income, as reflected in the table below. The total income tax benefit recognized in the consolidated statements of income for share-based payment arrangements was $122 for 2014, compared to $175 for 2013 and $195 for 2012.

	2014	2013	2012
Performance stock units	$226	$381	$397
Restricted stock and stock units	93	80	102
Other nonvested stock units	(1)	(3)	12
Total	$318	$458	$511

A summary of the status of our nonvested stock units as of December 31, 2014, and changes during the year then ended is presented as follows (shares in millions):

Nonvested Stock Units	Shares	Weighted-Average Grant-Date Fair Value
Nonvested at January 1, 2014	24	$31.93
Granted	14	33.39
Vested	(11)	29.91
Forfeited	(1)	32.60
Nonvested at December 31, 2014	26	$33.52

As of December 31, 2014, there was $425 of total unrecognized compensation cost related to nonvested share-based payment arrangements granted. That cost is expected to be recognized over a weighted-average period of 2.27 years. The total fair value of shares vested during the year was $327 for 2014, compared to $336 for 2013 and $333 for 2012.

It is our policy to satisfy share option exercises using our treasury stock. Cash received from stock option exercises was $43 for 2014, $135 for 2013 and $517 for 2012.